Exhibit 99.1

Mawson Infrastructure Group Inc. announces the listing of “DIGA” on the Chi-X stock exchange in Australia – The Cosmos Global Digital Miners Access ETF

The ETF includes listed companies which are the ‘Picks and Shovels’ of the Bitcoin Mining industry

Sydney, Australia — November 1st, 2021 — Mawson Infrastructure Group Inc. (NASDAQ:MIGI) (“Mawson”), a digital infrastructure provider, is pleased to announce the listing of its first product by its Cosmos Asset Management business on the Chi-X stock exchange in Australia, under the code ‘DIGA.CXA’.

The Cosmos Global Digital Miners Access ETF (DIGA.CXA) – is designed to provide the investment returns, before fees and other costs, which tracks the performance of the Global Digital Miners Index. The underlying index is managed by Standard & Poor’s.

Further information can be found at the Cosmos Asset Management website at www.cosmosam.com.au.

James Manning, CEO and Founder of Mawson, said, “The Cosmos Global Digital Miners Access ETF is designed to provide access to global leaders listed on national exchanges with a focus on cryptocurrency asset mining and infrastructure. Mawson is proud to provide Australian investors with easy access to this space given the industry’s growing global appeal, without them having to hold direct equities in multiple jurisdictions or try to hold cryptocurrencies directly. We believe this is a significant development and milestone for the Australian funds management industry, providing greater opportunities, flexibility, and access to this growing industry.”

About Mawson Infrastructure

Mawson Infrastructure is a digital infrastructure provider, with diversified operations across Cryptocurrency Mining and Digital Asset Management. Headquartered in Sydney, Australia and operating in the USA and Australia, Mawson Infrastructure’s mission is to build a bridge between the rapidly emerging digital asset industry and traditional capital markets, with a strong focus on shareholder returns. Mawson matches energy infrastructure with next-generation mobile data center solutions, enabling the proliferation of blockchain technology.

For more information, visit www.mawsoninc.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility that Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of cryptocurrencies and further or new regulation of digital assets. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on March 1, 2021 and Mawson’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2021, and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Investor Contact:

Brett Maas
646-536-7331
brett@haydenir.com
www.haydenir.com